5 Quarterly Financial Supplement Fiscal fourth quarter and fiscal 2024 results

TABLE OF CONTENTS PAGE Consolidated Statements of Income (Unaudited) 3 Consolidated Selected Key Metrics (Unaudited) 4 Segment Results Private Client Group (Unaudited) 6 Capital Markets (Unaudited) 7 Asset Management (Unaudited) 8 Bank (Unaudited) 9 Other (Unaudited) 10 Bank Segment Selected Key Metrics (Unaudited) 11 Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) 12 Footnotes 18 RAYMOND JAMES FINANCIAL, INC.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

in millions, except per share amounts	Three months ended					% change from		Twelve months ended		
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	**September 30, 2024**	September 30, 2023	June 30, 2024	September 30, 2023	**September 30, 2024**	**% change**
Revenues:										
Asset management and related administrative fees	$ 1,446	$ 1,407	$ 1,516	$ 1,611	**$ 1,662**	15 %	3 %	$ 5,363	**$ 6,196**	16 %
Brokerage revenues:										
Securities commissions	382	383	414	416	**438**	15 %	5 %	1,459	**1,651**	13 %
Principal transactions	98	139	114	116	**123**	26 %	6 %	462	**492**	6 %
Total brokerage revenues	480	522	528	532	**561**	17 %	5 %	1,921	**2,143**	12 %
Account and service fees	314	319	335	328	**332**	6 %	1 %	1,125	**1,314**	17 %
Investment banking	202	181	179	183	**315**	56 %	72 %	648	**858**	32 %
Interest income	1,019	1,053	1,049	1,057	**1,073**	5 %	2 %	3,748	**4,232**	13 %
Other	54	38	31	51	**60**	11 %	18 %	187	**180**	(4)%
Total revenues	3,515	3,520	3,638	3,762	**4,003**	14 %	6 %	12,992	**14,923**	15 %
Interest expense	(462)	(507)	(520)	(534)	**(541)**	17 %	1 %	(1,373)	**(2,102)**	53 %
Net revenues	3,053	3,013	3,118	3,228	**3,462**	13 %	7 %	11,619	**12,821**	10 %
Non-interest expenses:										
Compensation, commissions and benefits	1,892	1,921	2,043	2,090	**2,159**	14 %	3 %	7,299	**8,213**	13 %
Non-compensation expenses:										
Communications and information processing	158	150	165	166	**181**	15 %	9 %	599	**662**	11 %
Occupancy and equipment	69	72	73	75	**76**	10 %	1 %	271	**296**	9 %
Business development	66	61	60	72	**64**	(3)%	(11)%	242	**257**	6 %
Investment sub-advisory fees	41	40	44	48	**50**	22 %	4 %	151	**182**	21 %
Professional fees	40	32	33	38	**47**	18 %	24 %	145	**150**	3 %
Bank loan provision/(benefit) for credit losses	36	12	21	(10)	**22**	(39)%	NM	132	**45**	(66)%
Other [(1)]	166	95	70	105	**103**	(38)%	(2)%	500	**373**	(25)%
Total non-compensation expenses	576	462	466	494	**543**	(6)%	10 %	2,040	**1,965**	(4)%
Total non-interest expenses	2,468	2,383	2,509	2,584	**2,702**	9 %	5 %	9,339	**10,178**	9 %
Pre-tax income	585	630	609	644	**760**	30 %	18 %	2,280	**2,643**	16 %
Provision for income taxes	151	132	133	152	**158**	5 %	4 %	541	**575**	6 %
Net income	434	498	476	492	**602**	39 %	22 %	1,739	**2,068**	19 %
Preferred stock dividends	2	1	2	1	**1**	(50)%	— %	6	**5**	(17)%
Net income available to common shareholders	$ 432	$ 497	$ 474	$ 491	**$ 601**	39 %	22 %	$ 1,733	**$ 2,063**	19 %
Earnings per common share – basic [(2)]	$ 2.07	$ 2.38	$ 2.27	$ 2.37	**$ 2.93**	42 %	24 %	$ 8.16	**$ 9.94**	22 %
Earnings per common share – diluted [(2)]	$ 2.02	$ 2.32	$ 2.22	$ 2.31	**$ 2.86**	42 %	24 %	$ 7.97	**$ 9.70**	22 %
Weighted-average common shares outstanding – basic	208.3	208.6	208.3	206.8	**204.7**	(2)%	(1)%	211.8	**207.1**	(2)%
Weighted-average common and common equivalent shares outstanding – diluted	213.8	213.8	213.4	212.3	**210.1**	(2)%	(1)%	216.9	**212.3**	(2)%

Please refer to the footnotes at the end of this supplement for additional information.

3

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

$ in millions, except per share amounts	As of September 30, 2023	As of December 31, 2023	As of March 31, 2024	As of June 30, 2024	As of **September 30, 2024**	% change from September 30, 2023	% change from June 30, 2024
Total assets	$ 78,360	$ 80,130	$ 81,232	$ 80,628	**$ 82,992**	6 %	3 %
Total common equity attributable to Raymond James Financial, Inc.	$ 10,135	$ 10,711	$ 10,905	$ 11,118	**$ 11,594**	14 %	4 %
Book value per share [3]	$ 48.54	$ 51.32	$ 52.60	$ 54.08	**$ 57.03**	17 %	5 %
Tangible book value per share [3] [4]	$ 40.03	$ 42.81	$ 44.11	$ 45.57	**$ 48.43**	21 %	6 %
Capital ratios:							
Tier 1 leverage	11.9 %	12.1 %	12.3 %	12.7 %	**12.8 %** [5]		
Tier 1 capital	21.4 %	21.6 %	21.9 %	22.2 %	**22.8 %** [5]		
Common equity tier 1	21.2 %	21.5 %	21.8 %	22.0 %	**22.6 %** [5]		
Total capital	22.8 %	23.0 %	23.3 %	23.6 %	**24.1 %** [5]		

$ in millions	Three months ended September 30, 2023	Three months ended December 31, 2023	Three months ended March 31, 2024	Three months ended June 30, 2024	Three months ended **September 30, 2024**	% change from September 30, 2023	% change from June 30, 2024	Twelve months ended September 30, 2023	Twelve months ended **September 30, 2024**	% change
Adjusted pre-tax income [4]	$ 619	$ 653	$ 635	$ 667	**$ 785**	27 %	18 %	$ 2,378	**$ 2,740**	15 %
Adjusted net income available to common shareholders [4]	$ 457	$ 514	$ 494	$ 508	**$ 621**	36 %	22 %	$ 1,806	**$ 2,137**	18 %
Adjusted earnings per common share – basic [2] [4]	$ 2.19	$ 2.46	$ 2.37	$ 2.45	**$ 3.03**	38 %	24 %	$ 8.50	**$ 10.30**	21 %
Adjusted earnings per common share – diluted [2] [4]	$ 2.13	$ 2.40	$ 2.31	$ 2.39	**$ 2.95**	38 %	23 %	$ 8.30	**$ 10.05**	21 %
Return on common equity [6]	17.3 %	19.1 %	17.5 %	17.8 %	**21.2 %**			17.7 %	**18.9 %**	
Adjusted return on common equity [4] [6]	18.3 %	19.7 %	18.3 %	18.4 %	**21.9 %**			18.4 %	**19.6 %**	
Adjusted return on tangible common equity [4] [6]	22.2 %	23.8 %	21.8 %	21.9 %	**25.8 %**			22.5 %	**23.3 %**	
Pre-tax margin [7]	19.2 %	20.9 %	19.5 %	20.0 %	**22.0 %**			19.6 %	**20.6 %**	
Adjusted pre-tax margin [4] [7]	20.3 %	21.7 %	20.4 %	20.7 %	**22.7 %**			20.5 %	**21.4 %**	
Total compensation ratio [8]	62.0 %	63.8 %	65.5 %	64.7 %	**62.4 %**			62.8 %	**64.1 %**	
Adjusted total compensation ratio [4] [8]	61.4 %	63.4 %	65.2 %	64.4 %	**62.1 %**			62.1 %	**63.7 %**	
Effective tax rate	25.8 %	21.0 %	21.8 %	23.6 %	**20.8 %**			23.7 %	**21.8 %**	

Please refer to the footnotes at the end of this supplement for additional information.

4

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

Client asset metrics ($ in billions)	As of					% change from	
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	**September 30, 2024**	September 30, 2023	June 30, 2024
Client assets under administration	$ 1,256.5	$ 1,370.6	$ 1,449.1	$ 1,476.2	**$ 1,571.1**	25 %	6 %
Private Client Group assets under administration	$ 1,201.2	$ 1,310.5	$ 1,388.8	$ 1,415.7	**$ 1,507.0**	25 %	6 %
Private Client Group assets in fee-based accounts	$ 683.2	$ 746.6	$ 798.8	$ 820.6	**$ 875.2**	28 %	7 %
Financial assets under management	$ 196.4	$ 215.0	$ 226.8	$ 229.3	**$ 244.8**	25 %	7 %

Net new assets metrics [9] ($ in millions)	Three months ended					Twelve months ended	
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	**September 30, 2024**	September 30, 2023	**September 30, 2024**
Domestic Private Client Group net new assets	$ 14,169	$ 21,575	$ 9,648	$ 16,517	**$ 12,969**	$ 73,254	**$ 60,709**
Domestic Private Client Group net new assets growth — annualized	5.0 %	7.8 %	3.2 %	5.2 %	**4.0 %**	7.7 %	**5.5 %**

Private Client Group financial advisors	As of					% change from	
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	**September 30, 2024**	September 30, 2023	June 30, 2024
Employees	3,693	3,718	3,747	3,812	**3,826**	4 %	— %
Independent contractors	5,019	4,992	5,014	4,970	**4,961**	(1)%	— %
Total advisors [10]	8,712	8,710	8,761	8,782	**8,787**	1 %	— %

Clients' domestic cash sweep and Enhanced Savings Program balances ($ in millions)	As of					% change from	
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	**September 30, 2024**	September 30, 2023	June 30, 2024
Raymond James Bank Deposit Program ("RJBDP"): [11]							
Bank segment [11]	$ 25,355	$ 23,912	$ 23,405	$ 23,371	**$ 23,978**	(5)%	3 %
Third-party banks	15,858	17,820	18,234	17,325	**18,226**	15 %	5 %
Subtotal RJBDP	41,213	41,732	41,639	40,696	**42,204**	2 %	4 %
Client Interest Program	1,620	1,765	1,715	1,713	**1,653**	2 %	(4)%
Total clients' domestic cash sweep balances	42,833	43,497	43,354	42,409	**43,857**	2 %	3 %
Enhanced Savings Program ("ESP") [12]	13,592	14,476	14,863	14,039	**14,018**	3 %	— %
Total clients' domestic cash sweep and ESP balances	$ 56,425	$ 57,973	$ 58,217	$ 56,448	**$ 57,875**	3 %	3 %

Net interest income and RJBDP fees ($ in millions)	Three months ended					% change from		Twelve months ended		
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	**September 30, 2024**	September 30, 2023	June 30, 2024	September 30, 2023	**September 30, 2024**	**% change**
Net interest income and RJBDP fees (third-party banks)	$ 711	$ 698	$ 689	$ 672	**$ 678**	(5)%	1 %	$ 2,873	**$ 2,737**	(5)%
Average yield on RJBDP - third-party banks [13]	3.60 %	3.66 %	3.59 %	3.41 %	**3.34 %**			3.20 %	**3.50 %**	

Please refer to the footnotes at the end of this supplement for additional information.

5

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

	Three months ended					% change from		Twelve months ended		
$ in millions	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	**September 30, 2024**	September 30, 2023	June 30, 2024	September 30, 2023	**September 30, 2024**	**% change**
Revenues:										
Asset management and related administrative fees	$ 1,226	$ 1,191	$ 1,283	$ 1,364	**$ 1,408**	15 %	3 %	$ 4,545	**$ 5,246**	15 %
Brokerage revenues:										
Mutual and other fund products	142	136	141	142	**148**	4 %	4 %	540	**567**	5 %
Insurance and annuity products	119	125	127	130	**137**	15 %	5 %	439	**519**	18 %
Equities, ETFs, and fixed income products	115	121	139	137	**148**	29 %	8 %	455	**545**	20 %
Total brokerage revenues	376	382	407	409	**433**	15 %	6 %	1,434	**1,631**	14 %
Account and service fees:										
Mutual fund and annuity service fees	109	106	115	118	**122**	12 %	3 %	415	**461**	11 %
RJBDP fees: [11]										
Bank segment	237	223	206	198	**197**	(17)%	(1)%	1,093	**824**	(25)%
Third-party banks	154	152	160	149	**146**	(5)%	(2)%	498	**607**	22 %
Client account and other fees	56	65	64	66	**69**	23 %	5 %	231	**264**	14 %
Total account and service fees	556	546	545	531	**534**	(4)%	1 %	2,237	**2,156**	(4)%
Investment banking	8	11	8	10	**9**	13 %	(10)%	35	**38**	9 %
Interest income	115	118	122	121	**119**	3 %	(2)%	455	**480**	5 %
All other	8	4	6	13	**4**	(50)%	(69)%	48	**27**	(44)%
Total revenues	2,289	2,252	2,371	2,448	**2,507**	10 %	2 %	8,754	**9,578**	9 %
Interest expense	(24)	(26)	(30)	(32)	**(31)**	29 %	(3)%	(100)	**(119)**	19 %
Net revenues	2,265	2,226	2,341	2,416	**2,476**	9 %	2 %	8,654	**9,459**	9 %
Non-interest expenses:										
Financial advisor compensation and benefits	1,193	1,190	1,273	1,327	**1,364**	14 %	3 %	4,537	**5,154**	14 %
Administrative compensation and benefits	348	379	391	389	**387**	11 %	(1)%	1,390	**1,546**	11 %
Total compensation, commissions and benefits	1,541	1,569	1,664	1,716	**1,751**	14 %	2 %	5,927	**6,700**	13 %
Non-compensation expenses	247	218	233	259	**264**	7 %	2 %	964	**974**	1 %
Total non-interest expenses	1,788	1,787	1,897	1,975	**2,015**	13 %	2 %	6,891	**7,674**	11 %
Pre-tax income	$ 477	$ 439	$ 444	$ 441	**$ 461**	(3)%	5 %	$ 1,763	**$ 1,785**	1 %

Please refer to the footnotes at the end of this supplement for additional information.

6

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Capital Markets (Unaudited)

$ in millions	Three months ended					% change from		Twelve months ended		
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	**September 30, 2024**	September 30, 2023	June 30, 2024	September 30, 2023	**September 30, 2024**	**% change**
Revenues:										
Brokerage revenues:										
Fixed income	$ 71	$ 102	$ 88	$ 86	**$ 91**	28 %	6 %	$ 345	**$ 367**	6 %
Equity	30	38	34	35	**36**	20 %	3 %	130	**143**	10 %
Total brokerage revenues	101	140	122	121	**127**	26 %	5 %	475	**510**	7 %
Investment banking:										
Merger & acquisition and advisory	141	118	107	91	**205**	45 %	125 %	418	**521**	25 %
Equity underwriting	16	26	23	33	**49**	206 %	48 %	85	**131**	54 %
Debt underwriting	37	26	41	49	**52**	41 %	6 %	110	**168**	53 %
Total investment banking	194	170	171	173	**306**	58 %	77 %	613	**820**	34 %
Interest income	23	23	26	32	**28**	22 %	(13)%	88	**109**	24 %
Affordable housing investments business revenues	41	23	22	30	**43**	5 %	43 %	109	**118**	8 %
All other	3	4	4	4	**6**	100 %	50 %	14	**18**	29 %
Total revenues	362	360	345	360	**510**	41 %	42 %	1,299	**1,575**	21 %
Interest expense	(21)	(22)	(24)	(30)	**(27)**	29 %	(10)%	(85)	**(103)**	21 %
Net revenues	341	338	321	330	**483**	42 %	46 %	1,214	**1,472**	21 %
Non-interest expenses:										
Compensation, commissions and benefits	238	238	240	243	**281**	18 %	16 %	902	**1,002**	11 %
Non-compensation expenses	110	97	98	101	**107**	(3)%	6 %	403	**403**	— %
Total non-interest expenses	348	335	338	344	**388**	11 %	13 %	1,305	**1,405**	8 %
Pre-tax income/(loss)	$ (7)	$ 3	$ (17)	$ (14)	**$ 95**	NM	NM	$ (91)	**$ 67**	NM

Please refer to the footnotes at the end of this supplement for additional information.

7

Three months ended % change from Twelve months ended $ in millions September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 September 30, 2023 June 30, 2024 September 30, 2023 September 30, 2024 % change Revenues: Asset management and related administrative fees: Managed programs $ 153 $ 150 $ 163 $ 171 $ 176 15% 3% $ 573 $ 660 15 % Administration and other 73 74 79 83 87 19% 5% 273 323 18 % Total asset management and related administrative fees 226 224 242 254 263 16% 4% 846 983 16 % Account and service fees 5 6 5 5 6 20% 20% 21 22 5 % All other 5 5 5 6 6 20% — % 18 22 22 % Net revenues 236 235 252 265 275 17% 4% 885 1,027 16 % Non-interest expenses: Compensation, commissions and benefits 48 53 58 56 56 17% — % 198 223 13 % Non-compensation expenses 88 89 94 97 103 17% 6% 336 383 14 % Total non-interest expenses 136 142 152 153 159 17% 4% 534 606 13 % Pre-tax income $ 100 $ 93 $ 100 $ 112 $ 116 16% 4% $ 351 $ 421 20 % RAYMOND JAMES FINANCIAL, INC. Segment Results - Asset Management (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 8

RAYMOND JAMES FINANCIAL, INC.

Segment Results - Bank (Unaudited)

$ in millions	Three months ended September 30, 2023	Three months ended December 31, 2023	Three months ended March 31, 2024	Three months ended June 30, 2024	Three months ended **September 30, 2024**	% change from September 30, 2023	% change from June 30, 2024	Twelve months ended September 30, 2023	Twelve months ended **September 30, 2024**	% change
Revenues:										
Interest income	$ 847	$ 872	$ 868	$ 867	**$ 887**	5 %	2 %	$ 3,098	**$ 3,494**	13 %
Interest expense	(408)	(446)	(455)	(461)	**(476)**	17 %	3 %	(1,141)	**(1,838)**	61 %
Net interest income	439	426	413	406	**411**	(6)%	1 %	1,957	**1,656**	(15)%
All other	12	15	11	12	**22**	83 %	83 %	56	**60**	7 %
Net revenues	451	441	424	418	**433**	(4)%	4 %	2,013	**1,716**	(15)%
Non-interest expenses:										
Compensation and benefits	41	43	48	45	**44**	7 %	(2)%	177	**180**	2 %
Non-compensation expenses:										
Bank loan provision/(benefit) for credit losses	36	12	21	(10)	**22**	(39)%	NM	132	**45**	(66)%
RJBDP fees to Private Client Group [11]	237	223	206	198	**197**	(17)%	(1)%	1,093	**824**	(25)%
All other	59	71	74	70	**72**	22 %	3 %	240	**287**	20 %
Total non-compensation expenses	332	306	301	258	**291**	(12)%	13 %	1,465	**1,156**	(21)%
Total non-interest expenses	373	349	349	303	**335**	(10)%	11 %	1,642	**1,336**	(19)%
Pre-tax income	$ 78	$ 92	$ 75	$ 115	**$ 98**	26 %	(15)%	$ 371	**$ 380**	2 %

Please refer to the footnotes at the end of this supplement for additional information.

9

Three months ended % change from Twelve months ended $ in millions September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 September 30, 2023 June 30, 2024 September 30, 2023 September 30, 2024 % change Revenues: Interest income $ 44 $ 49 $ 44 $ 47 $ 53 20% 13% $ 147 $ 193 31 % All other 3 2 (2) 6 — (100) % (100) % 9 6 (33) % Total revenues 47 51 42 53 53 13% — % 156 199 28 % Interest expense (22) (25) (25) (25) (25) 14% — % (97) (100) 3 % Net revenues 25 26 17 28 28 12% — % 59 99 68 % Non-interest expenses: Compensation and benefits 24 17 32 29 26 8% (10) % 95 104 9 % Insurance settlement received (1) — — — — — — % — % (32) — 100 % All other 64 6 (22) 9 12 (81) % 33% 110 5 (95) % Total non-interest expenses 88 23 10 38 38 (57) % — % 173 109 (37) % Pre-tax income/(loss) $ (63) $ 3 $ 7 $ (10) $ (10) 84% — % $ (114) $ (10) 91 % RAYMOND JAMES FINANCIAL, INC. Segment Results - Other (14) (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 10

RAYMOND JAMES FINANCIAL, INC.
Bank Segment Selected Key Metrics (Unaudited)

Our Bank segment includes Raymond James Bank and TriState Capital Bank.

Bank Segment

$ in millions	As of September 30, 2023	As of December 31, 2023	As of March 31, 2024	As of June 30, 2024	As of **September 30, 2024**	% change from September 30, 2023	% change from June 30, 2024
Total assets	$ 60,041	$ 61,517	$ 61,038	$ 60,574	**$ 62,367**	4 %	3 %
Bank loans, net:							
Raymond James Bank	$ 30,906	$ 31,092	$ 30,980	$ 31,237	**$ 31,704**	3 %	1 %
TriState Capital Bank	12,869	13,090	13,119	13,912	**14,290**	11 %	3 %
Total bank loans, net	$ 43,775	$ 44,182	$ 44,099	$ 45,149	**$ 45,994**	5 %	2 %
Bank loan allowance for credit losses	$ 474	$ 479	$ 471	$ 456	**$ 457**	(4)%	— %
Bank loan allowance for credit losses as a % of total loans held for investment	1.07 %	1.08 %	1.06 %	1.00 %	**0.99 %**		
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment [15]	*2.03 %*	*2.06 %*	*2.05 %*	*2.00 %*	***1.99 %***		
Total nonperforming assets	$ 128	$ 164	$ 187	$ 160	**$ 175**	37 %	9 %
Nonperforming assets as a % of total assets	0.21 %	0.27 %	0.31 %	0.26 %	**0.28 %**		
Total criticized loans	$ 518	$ 472	$ 538	$ 523	**$ 679**	31 %	30 %
Criticized loans as a % of loans held for investment	1.17 %	1.06 %	1.21 %	1.15 %	**1.47 %**		
Total bank deposits	$ 54,199	$ 55,393	$ 54,843	$ 54,401	**$ 56,010**	3 %	3 %

$ in millions	As of September 30, 2023	As of December 31, 2023	As of March 31, 2024	As of June 30, 2024	As of **September 30, 2024**	% change from September 30, 2023	% change from June 30, 2024
Securities-based loans [16]	$ 14,606	$ 14,647	$ 14,610	$ 15,429	**$ 16,233**	11 %	5 %
Commercial and industrial loans	10,406	10,503	10,190	9,956	**9,953**	(4)%	— %
Commercial real estate loans	7,221	7,331	7,462	7,619	**7,615**	5 %	— %
Real estate investment trust loans	1,668	1,697	1,701	1,755	**1,716**	3 %	(2)%
Residential mortgage loans	8,662	8,861	9,016	9,245	**9,412**	9 %	2 %
Tax-exempt loans	1,541	1,411	1,445	1,431	**1,338**	(13)%	(6)%
Total loans held for investment	44,104	44,450	44,424	45,435	**46,267**	5 %	2 %
Held for sale loans	145	211	146	170	**184**	27 %	8 %
Total loans held for sale and investment	44,249	44,661	44,570	45,605	**46,451**	5 %	2 %
Allowance for credit losses	(474)	(479)	(471)	(456)	**(457)**	(4)%	— %
Bank loans, net	$ 43,775	$ 44,182	$ 44,099	$ 45,149	**$ 45,994**	5 %	2 %

$ in millions	Three months ended September 30, 2023	Three months ended December 31, 2023	Three months ended March 31, 2024	Three months ended June 30, 2024	Three months ended **September 30, 2024**	% change from September 30, 2023	% change from June 30, 2024	Twelve months ended September 30, 2023	Twelve months ended **September 30, 2024**	% change
Net interest margin (net yield on interest-earning assets)	2.87 %	2.74 %	2.66 %	2.64 %	**2.62 %**			3.28 %	**2.67 %**	
Bank loan provision/(benefit) for credit losses	$ 36	$ 12	$ 21	$ (10)	**$ 22**	(39)%	NM	$ 132	**$ 45**	(66)%
Net charge-offs	$ 17	$ 8	$ 28	$ 6	**$ 20**	18 %	233 %	$ 54	**$ 62**	15 %

Please refer to the footnotes at the end of this supplement for additional information.

11

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe a certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended					Twelve months ended	
$ in millions	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	**September 30, 2024**	September 30, 2023	**September 30, 2024**
Net income available to common shareholders	$ 432	$ 497	$ 474	$ 491	**$ 601**	$ 1,733	**$ 2,063**
Non-GAAP adjustments:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [17]	17	11	11	11	**9**	70	**42**
Other acquisition-related compensation	—	—	—	—	**—**	10	**—**
Total "Compensation, commissions and benefits" expense	17	11	11	11	**9**	80	**42**
Communication and information processing	2	—	1	—	**1**	2	**2**
Professional fees	3	1	1	1	**1**	3	**4**
Other:							
Amortization of identifiable intangible assets [18]	12	11	11	11	**11**	45	**44**
All other acquisition-related expenses	—	—	2	—	**3**	—	**5**
Total "Other" expense	12	11	13	11	**14**	45	**49**
Total expenses related to acquisitions	34	23	26	23	**25**	130	**97**
Other — Insurance settlement received [1]	—	—	—	—	**—**	(32)	**—**
Pre-tax impact of non-GAAP adjustments	34	23	26	23	**25**	98	**97**
Tax effect of non-GAAP adjustments	(9)	(6)	(6)	(6)	**(5)**	(25)	**(23)**
Total non-GAAP adjustments, net of tax	25	17	20	17	**20**	73	**74**
Adjusted net income available to common shareholders [4]	$ 457	$ 514	$ 494	$ 508	**$ 621**	$ 1,806	**$ 2,137**
Pre-tax income	$ 585	$ 630	$ 609	$ 644	**$ 760**	$ 2,280	**$ 2,643**
Pre-tax impact of non-GAAP adjustments (as detailed above)	34	23	26	23	**25**	98	**97**
Adjusted pre-tax income [4]	$ 619	$ 653	$ 635	$ 667	**$ 785**	$ 2,378	**$ 2,740**
Compensation, commissions and benefits expense	$ 1,892	$ 1,921	$ 2,043	$ 2,090	**$ 2,159**	$ 7,299	**$ 8,213**
Less: Total compensation-related acquisition expenses (as detailed above)	17	11	11	11	**9**	80	**42**
Adjusted "Compensation, commissions and benefits" expense [4]	$ 1,875	$ 1,910	$ 2,032	$ 2,079	**$ 2,150**	$ 7,219	**$ 8,171**

Please refer to the footnotes at the end of this supplement for additional information.

12

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

(Continued from previous page)

	Three months ended					Twelve months ended	
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	**September 30, 2024**	September 30, 2023	**September 30, 2024**
Pre-tax margin [7]	19.2 %	20.9 %	19.5 %	20.0 %	**22.0 %**	19.6 %	**20.6 %**
Impact of non-GAAP adjustments on pre-tax margin:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [17]	0.6 %	0.4 %	0.3 %	0.3 %	**0.3 %**	0.6 %	**0.4 %**
Other acquisition-related compensation	— %	— %	— %	— %	**— %**	0.1 %	**— %**
Total "Compensation, commissions and benefits" expense	0.6 %	0.4 %	0.3 %	0.3 %	**0.3 %**	0.7 %	**0.4 %**
Communications and information processing	— %	— %	— %	— %	**— %**	— %	**— %**
Professional fees	0.1 %	— %	0.1 %	— %	**— %**	0.1 %	**— %**
Other:							
Amortization of identifiable intangible assets [18]	0.4 %	0.4 %	0.4 %	0.4 %	**0.3 %**	0.4 %	**0.3 %**
All other acquisition-related expenses	— %	— %	0.1 %	— %	**0.1 %**	— %	**0.1 %**
Total "Other" expense	0.4 %	0.4 %	0.5 %	0.4 %	**0.4 %**	0.4 %	**0.4 %**
Total expenses related to acquisitions	1.1 %	0.8 %	0.9 %	0.7 %	**0.7 %**	1.2 %	**0.8 %**
Other — Insurance settlement received [1]	— %	— %	— %	— %	**— %**	(0.3)%	**— %**
Total non-GAAP adjustments	1.1 %	0.8 %	0.9 %	0.7 %	**0.7 %**	0.9 %	**0.8 %**
Adjusted pre-tax margin [4] [7]	20.3 %	21.7 %	20.4 %	20.7 %	**22.7 %**	20.5 %	**21.4 %**
Total compensation ratio [8]	62.0 %	63.8 %	65.5 %	64.7 %	**62.4 %**	62.8 %	**64.1 %**
Less the impact of non-GAAP adjustments on compensation ratio:							
Acquisition-related retention [17]	0.6 %	0.4 %	0.3 %	0.3 %	**0.3 %**	0.6 %	**0.4 %**
Other acquisition-related compensation	— %	— %	— %	— %	**— %**	0.1 %	**— %**
Total "Compensation, commissions and benefits" expenses related to acquisitions	0.6 %	0.4 %	0.3 %	0.3 %	**0.3 %**	0.7 %	**0.4 %**
Adjusted total compensation ratio [4] [8]	61.4 %	63.4 %	65.2 %	64.4 %	**62.1 %**	62.1 %	**63.7 %**

Please refer to the footnotes at the end of this supplement for additional information.

13

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Earnings per common share [2]	Three months ended September 30, 2023	Three months ended December 31, 2023	Three months ended March 31, 2024	Three months ended June 30, 2024	Three months ended September 30, 2024	Twelve months ended September 30, 2023	Twelve months ended September 30, 2024
Basic	$ 2.07	$ 2.38	$ 2.27	$ 2.37	**$ 2.93**	$ 8.16	**$ 9.94**
Impact of non-GAAP adjustments on basic earnings per common share:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [17]	0.08	0.05	0.05	0.05	**0.04**	0.33	**0.20**
Other acquisition-related compensation	—	—	—	—	**—**	0.05	**—**
Total "Compensation, commissions and benefits" expense	0.08	0.05	0.05	0.05	**0.04**	0.38	**0.20**
Communication and information processing	0.01	—	0.01	—	**—**	0.01	**0.01**
Professional fees	0.01	0.01	0.01	0.01	**0.01**	0.01	**0.02**
Other:							
Amortization of identifiable intangible assets [18]	0.06	0.05	0.05	0.05	**0.05**	0.21	**0.21**
All other acquisition-related expenses	—	—	0.01	—	**0.02**	—	**0.03**
Total "Other" expense	0.06	0.05	0.06	0.05	**0.07**	0.21	**0.24**
Total expenses related to acquisitions	0.16	0.11	0.13	0.11	**0.12**	0.61	**0.47**
Other — Insurance settlement received [1]	—	—	—	—	**—**	(0.15)	**—**
Tax effect of non-GAAP adjustments	(0.04)	(0.03)	(0.03)	(0.03)	**(0.02)**	(0.12)	**(0.11)**
Total non-GAAP adjustments, net of tax	0.12	0.08	0.10	0.08	**0.10**	0.34	**0.36**
Adjusted basic [4]	$ 2.19	$ 2.46	$ 2.37	$ 2.45	**$ 3.03**	$ 8.50	**$ 10.30**

Please refer to the footnotes at the end of this supplement for additional information.

14

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

	Three months ended					Twelve months ended	
Earnings per common share [2]	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	**September 30, 2024**	September 30, 2023	**September 30, 2024**
Diluted	$ 2.02	$ 2.32	$ 2.22	$ 2.31	**$ 2.86**	$ 7.97	**$ 9.70**
Impact of non-GAAP adjustments on diluted earnings per common share:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [17]	0.08	0.05	0.05	0.05	**0.04**	0.32	**0.20**
Other acquisition-related compensation	—	—	—	—	**—**	0.05	**—**
Total "Compensation, commissions and benefits" expense	0.08	0.05	0.05	0.05	**0.04**	0.37	**0.20**
Communications and information processing	0.01	—	—	—	**—**	0.01	**0.01**
Professional fees	0.01	0.01	0.01	0.01	**—**	0.01	**0.02**
Other:							
Amortization of identifiable intangible assets [18]	0.05	0.05	0.05	0.05	**0.05**	0.21	**0.21**
All other acquisition-related expenses	—	—	0.01	—	**0.02**	—	**0.02**
Total "Other" expense	0.05	0.05	0.06	0.05	**0.07**	0.21	**0.23**
Total expenses related to acquisitions	0.15	0.11	0.12	0.11	**0.11**	0.60	**0.46**
Other — Insurance settlement received [1]	—	—	—	—	**—**	(0.15)	**—**
Tax effect of non-GAAP adjustments	(0.04)	(0.03)	(0.03)	(0.03)	**(0.02)**	(0.12)	**(0.11)**
Total non-GAAP adjustments, net of tax	0.11	0.08	0.09	0.08	**0.09**	0.33	**0.35**
Adjusted diluted [4]	$ 2.13	$ 2.40	$ 2.31	$ 2.39	**$ 2.95**	$ 8.30	**$ 10.05**

Book value per share	As of				
$ in millions, except per share amounts	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	**September 30, 2024**
Total common equity attributable to Raymond James Financial, Inc.	$ 10,135	$ 10,711	$ 10,905	$ 11,118	**$ 11,594**
Less non-GAAP adjustments:					
Goodwill and identifiable intangible assets, net	1,907	1,908	1,894	1,884	**1,886**
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(131)	(132)	(134)	(136)	**(138)**
Tangible common equity attributable to Raymond James Financial, Inc. [4]	$ 8,359	$ 8,935	$ 9,145	$ 9,370	**$ 9,846**
Common shares outstanding	208.8	208.7	207.3	205.6	**203.3**
Book value per share [3]	$ 48.54	$ 51.32	$ 52.60	$ 54.08	**$ 57.03**
Tangible book value per share [3] [4]	$ 40.03	$ 42.81	$ 44.11	$ 45.57	**$ 48.43**

Please refer to the footnotes at the end of this supplement for additional information.
15

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on common equity	Three months ended					Twelve months ended	
$ in millions	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	**September 30, 2024**	September 30, 2023	**September 30, 2024**
Average common equity (19)	$ 10,003	$ 10,423	$ 10,808	$ 11,012	**$ 11,356**	$ 9,791	**$ 10,893**
Impact of non-GAAP adjustments on average common equity:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention (17)	9	6	6	5	**5**	35	**22**
Other acquisition-related compensation	—	—	—	—	**—**	4	**—**
Total "Compensation, commissions and benefits" expense	9	6	6	5	**5**	39	**22**
Communications and information processing	1	—	—	—	**—**	1	**—**
Professional fees	2	—	—	1	**1**	1	**2**
Other:							
Amortization of identifiable intangible assets (18)	6	6	6	5	**6**	22	**22**
All other acquisition-related expenses	—	—	1	—	**1**	—	**2**
Total "Other" expense	6	6	7	5	**7**	22	**24**
Total expenses related to acquisitions	18	12	13	11	**13**	63	**48**
Other — Insurance settlement received (1)	—	—	—	—	**—**	(26)	**—**
Tax effect of non-GAAP adjustments	(5)	(3)	(3)	(3)	**(3)**	(9)	**(12)**
Total non-GAAP adjustments, net of tax	13	9	10	8	**10**	28	**36**
Adjusted average common equity (4) (19)	$ 10,016	$ 10,432	$ 10,818	$ 11,020	**$ 11,366**	$ 9,819	**$ 10,929**

Please refer to the footnotes at the end of this supplement for additional information.

16

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

(Continued from previous page)

Return on tangible common equity	Three months ended					Twelve months ended	
$ in millions	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	**September 30, 2024**	September 30, 2023	**September 30, 2024**
Average common equity (19)	$ 10,003	$ 10,423	$ 10,808	$ 11,012	**$ 11,356**	$ 9,791	**$ 10,893**
Less:							
Average goodwill and identifiable intangible assets, net	1,918	1,908	1,901	1,889	**1,885**	1,928	**1,896**
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(130)	(132)	(133)	(135)	**(137)**	(129)	**(134)**
Average tangible common equity (4) (19)	$ 8,215	$ 8,647	$ 9,040	$ 9,258	**$ 9,608**	$ 7,992	**$ 9,131**
Impact of non-GAAP adjustments on average tangible common equity:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention (17)	9	6	6	5	**5**	35	**22**
Other acquisition-related compensation	—	—	—	—	**—**	4	**—**
Total "Compensation, commissions and benefits" expense	9	6	6	5	**5**	39	**22**
Communications and information processing	1	—	—	—	**—**	1	**—**
Professional fees	2	—	—	1	**1**	1	**2**
Other:							
Amortization of identifiable intangible assets (18)	6	6	6	5	**6**	22	**22**
All other acquisition-related expenses	—	—	1	—	**1**	—	**2**
Total "Other" expense	6	6	7	5	**7**	22	**24**
Total expenses related to acquisitions	18	12	13	11	**13**	63	**48**
Other — Insurance settlement received (1)	—	—	—	—	**—**	(26)	**—**
Tax effect of non-GAAP adjustments	(5)	(3)	(3)	(3)	**(3)**	(9)	**(12)**
Total non-GAAP adjustments, net of tax	13	9	10	8	**10**	28	**36**
Adjusted average tangible common equity (4) (19)	$ 8,228	$ 8,656	$ 9,050	$ 9,266	**$ 9,618**	$ 8,020	**$ 9,167**
Return on common equity (6)	17.3 %	19.1 %	17.5 %	17.8 %	**21.2 %**	17.7 %	**18.9 %**
Adjusted return on common equity (4) (6)	18.3 %	19.7 %	18.3 %	18.4 %	**21.9 %**	18.4 %	**19.6 %**
Return on tangible common equity (4) (6)	21.0 %	23.0 %	21.0 %	21.2 %	**25.0 %**	21.7 %	**22.6 %**
Adjusted return on tangible common equity (4) (6)	22.2 %	23.8 %	21.8 %	21.9 %	**25.8 %**	22.5 %	**23.3 %**

Please refer to the footnotes at the end of this supplement for additional information.

17

Footnotes (1) The twelve months ended September 30, 2023 included the favorable impact of a $32 million insurance settlement received during the period related to a previously settled legal matter. This item has been reflected as an offset to Other expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (2) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended, September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024, and September 30, 2024, $5 million for the twelve months ended September 30, 2023, and $4 million for the twelve months ended September 30, 2024. (3) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (4) These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (5) Estimated. (6) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes. (7) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (8) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (9) Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The domestic Private Client Group net new asset growth — annualized percentage is based on the beginning domestic Private Client Group assets under administration balance for the indicated period. (10) This metric included the impact of the transfer of approximately 50 financial advisors to our Registered Investment Advisor & Custody Services (“RCS”) division during our fiscal third quarter of 2024, primarily related to one firm with financial advisors previously affiliated as independent contractors. Advisors in RCS are not included in the financial advisor count, although their assets are still included in client assets under administration. (11) We earn fees from the RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and TriState Capital Bank, which are included in our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition. RJBDP balances swept to third-party banks are not included in our bank deposit liability balance reflected on our Consolidated Statement of Financial Condition given those deposits are held by third-party banks. Fees earned from the RJBDP are included in “Account and service fees” on our Consolidated Statements of Income, and those fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation. (12) Our Enhanced Savings Program is a deposit offering in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. ESP balances held at Raymond James Bank as of the respective period end are reflected in Bank deposits on our Consolidated Statement of Financial Condition. (13) Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. (14) The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses. (15) Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans. (16) Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our securities-based loans portfolio is collateralized by private securities or other financial instruments with a limited trading market. (17) Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (18) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. RAYMOND JAMES FINANCIAL, INC. 18

(19) Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year- to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. RAYMOND JAMES FINANCIAL, INC. 19